Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 16, 2004

                       AMERICAN NATURAL ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                        0-18596                 73-1605215
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


               7030 SOUTH YALE - SUITE 404, TULSA, OKLAHOMA 74136
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 481-1440


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of businesses acquired.  None required.

         (b)      Pro forma financial information.  None required.

         (c)      Exhibits:

                 Exhibit Number          Description of Document
               -------------------     ---------------------------
                      99.1               Press Release dated June 16, 2004
                                         (Registration statement filed).

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            American Natural Energy Corporation



Dated: June 16, 2004                        By:      /s/ Michael K. Paulk
                                              ----------------------------------
                                                     Michael K. Paulk, President